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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 1997


                              SunTrust Banks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Georgia                    001-08918                   58-1575035
------------------------     ------------------------        -------------------
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)


         303 Peachtree Street, N.E.                                 30308
              Atlanta, Georgia                                    ----------
----------------------------------------                          (Zip Code)
(Address of principal executive offices)




        Registrant's telephone number, including area code: 404-588-7711





                               SunTrust Capital I
                               SunTrust Capital II
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        N/A                 To be applied for
------------------------       ------------------------      -------------------
(State of incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)


      303 Peachtree Street, N.E.                                    30308
            Atlanta, Georgia                                      ----------
----------------------------------------                          (Zip Code)
(Address of principal executive offices)



        Registrant's telephone number, including area code: 404-588-7711



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ITEM 5. OTHER EVENTS.

         SunTrust Banks, Inc. (the "Company"), SunTrust Capital I and SunTrust Capital II (the "Trusts" and, together with the Company, the "Registrants") are filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into their Registration Statement on Form S-3 (Registration Nos. 333-25381, 333-25381-01 and 333-25381-02).


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      EXHIBITS

Exhibit
  No.                      Description
-------                    -----------
1.1               --       Form of Underwriting Agreement.

4.9               --       Form of Supplemental Indenture to be used in
                           connection with the issuance by the Company of
                           Subordinated Debentures.

8.1               --       Form of Tax Opinion of King & Spalding.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Current Report on Form 8-K to be signed on their behalf by the undersigned, hereunto duly authorized.


Date: May 12, 1997                           SUNTRUST BANKS, INC.



                                             By: /s/ Raymond D. Fortin
                                                 -------------------------------
                                                 Raymond D. Fortin
                                                 Senior Vice President





Date: May 12, 1997                           SUNTRUST CAPITAL I



                                             By: /s/ Raymond D. Fortin
                                                 -------------------------------
                                                 Raymond D. Fortin
                                                 Trustee




Date: May 12, 1997                           SUNTRUST CAPITAL II



                                             By: /s/ Raymond D. Fortin
                                                 -------------------------------
                                                 Raymond D. Fortin
                                                 Trustee




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                                  EXHIBIT INDEX

Exhibit                                                                                 Sequentially
  No.                              Exhibit                                             Numbered Page
-------                            -------                                             -------------
1.1               --       Form of Underwriting Agreement

4.9               --       Form of Supplemental Indenture to be used in
                           connection with the issuance by the Company of
                           Subordinated Debentures

8.1               --       Form of Tax Opinion of King & Spalding




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